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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cablevision Systems Corporation
  and A-R Cable Services, Inc.:


We consent to the use of our reports, incorporated herein by reference, and to the references to our firm under the heading "Selected Financial Data" and "Experts" in the prospectus and the Registration Statement of Cablevision Systems Corporation on Amendment No. 1 to the Form S-4.


                                        KPMG Peat Marwick LLP

Jericho, New York


October 29, 1997